                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549


                ---------------------------------------

                               FORM 8-K

                            CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d)
                OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)        16-Sep-96


The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a Second Supplemental Sale and Servicing Agreement, dated as of March 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-1.


                The Money Store Inc., as Representative
                ---------------------------------------
                Transworld Insurance Company d/b/a Educaid, As Seller
-----------------------------------------------------------------------
                (Exact name of regristrant as specified in its charter)



New Jersey                                            22-2293022
----------                                            ----------
Arizona                        33-89200               86-0255348
-------                        --------               ----------

State or other               (Commission              (IRS Employer
jurisdiction of              File Number)             ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey    07083
-----------------------------------------------------------------------
(Address of principal executive officer)


Regristrant's Telephone Number,                                908-686-2000
including area code:                                           ------------


                                 n/a
-----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 5  Other Events



Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

A-7........................................................... 16-Sep-96



A-8........................................................... 11-Sep-96

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        CLASSNOTES TRUST 1996-I


                        THE MONEY STORE INC., Representative
                        TRANS-WORLD INSURANCE COMPANY, Seller




                        By: \S\ Harry Puglisi
                        ----------------------------
                        Name:  Harry Puglisi
                        Title:    Treasurer
                                   of The Money Store Inc. and
                        Trans-World Insurance Company
                                    d/b/a Educaid


Dated:   09/16/96

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                          CLASSNOTES TRUST  1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS A-7              Determination Date             09/10/96
Cusip #  182743ADC           Distribution Date              09/16/96
                             Record Date                    09/12/96
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

                         CLASS A-7 NOTES                                                3,000,000.00
                         Per $50,000 original principal amount of the Notes               986.842105


(ii) Amount of Interest being paid or distributed in respect of the Notes

                         CLASS A-7 NOTES                                                  721,198.92
                         Per $50,000 original principal amount of the Notes               229.809351


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                         CLASS A-7 NOTES                                                        0.00
                         Per $50,000 original principal amount of the Notes                 0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                         CLASS A-7 NOTES                                                        0.00
                         Per $50,000 original principal amount of the Notes                 0.000000


(iv)       Pool Balance at end of preceding Collection Period                         537,092,746.45


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                            CLASS A-7 NOTES                                           137,650,000.00


(vi)       Applicable Interest Rate:
                         (a)   In general:
                                 1.  Auction Rate for the prior Interest Period:

                                  CLASS A-7 NOTES
                                  PERIOD 1                                                    5.5997%
                                  PERIOD 2                                                    5.6544%
                                  PERIOD 3                                                    5.6388%
                                  CURRENT RATE         (Based on Auction)                     5.5880%


                    2.  NET LOAN RATE
                                       PERIOD 1                                         6.6600%
                                       PERIOD 2                                         6.7500%
                                       PERIOD 3                                         6.8120%

            (b)   Amount of Interest that would have been paid
                   on such Note Distribution Date if Interest was
                   calculated instead based on the Net Loan Rate                    844,806.41

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)               16,383.34
            Per $50,000 original principal amount of the Notes                        5.389257

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                       0.00
                          Per $50,000 original principal amount of the Notes          0.000000

                    2.  Remaining Balance                                                 0.00
                          Per $50,000 original principal amount of the Notes          0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                1,801.88
                          Per $50,000 original principal amount of the Notes          0.592722

                    2.  Auction Agent Fee  (Pro Rata)                                     0.00
                          Per $50,000 original principal amount of the Notes          0.000000

                    3.  Indenture Trustee Fee  (Pro Rata)                                 0.00
                          Per $50,000 original principal amount of the Notes          0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                       1,064.84
                          Per $50,000 original principal amount of the Notes          0.350278

                    5.  Surety Provider Fee  (Pro Rata)                              10,550.98
                          Per $50,000 original principal amount of the Notes          3.470717


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                     0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                      0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                           0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                 0.00

            (b)     Amount of any other withdrawals from the Reserve
                    Account for such Distribution Date                                    0.00

            (c)     Amount in the Reserve Account                                 2,099,205.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                     0.00



(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                         0.00

         (b)     Amount in the Pre-Funding Account                                                    182,538.31

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                             0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                       (a) CLASS A-1 NOTES                                                                  0.00
                       (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                                        0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                    0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                              2,751,176.40
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                989,839.82
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                             4,267,368.97
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                              1,958,834.68
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                       365,853.07

(xix)     Parity Percentage                        Numerator     571,195,336.69
            as of        07/31/96              Denominator       565,554,915.95                           101.00%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                            21,888.97

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                            0.00


The Money Store, Inc.


By:  \s\ Harry Puglisi
-------------------------
     Harry Puglisi
       Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                          CLASSNOTES TRUST  1995 - I
     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-8        Determination Date          09/05/96
Cusip #  182743AE4          Distribution Date           09/11/96
                            Record Date                 09/09/96
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

        CLASS A-8 NOTES                                                                      0.00
        Per $50,000 original principal amount of the Notes                               0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

        CLASS A-8 NOTES                                                                214,993.33
        Per $50,000 original principal amount of the Notes                             210.777778


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

        CLASS A-8 NOTES                                                                      0.00
        Per $50,000 original principal amount of the Notes                               0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

        CLASS A-8 NOTES                                                                      0.00
        Per $50,000 original principal amount of the Notes                               0.000000


(iv)       Pool Balance at end of preceding Collection Period                       537,092,746.45


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

           CLASS A-8 NOTES                                                          51,000,000.00


(vi)       Applicable Interest Rate:
        (a)   In general:
                1.  Auction Rate for the prior Interest Period:

                 CLASS A-8 NOTES
                 PERIOD 1                                                                  5.4300%
                 PERIOD 2                                                                  5.5100%
                 PERIOD 3                                                                  5.5000%
                 CURRENT RATE       (Based on Auction)                                     5.4200%
::




                        2.  NET LOAN RATE
                                PERIOD 1                                                6.6600%
                                PERIOD 2                                                6.7500%
                                PERIOD 3                                                6.8120%

                (b)   Amount of Interest that would have been paid
                       on such Note Distribution Date if Interest was
                       calculated instead based on the Net Loan Rate                 268,502.96

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                18,818.71
                        Per $50,000 original principal amount of the Notes            18.449716

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                        0.00
                        Per $50,000 original principal amount of the Notes             0.000000

                    2.  Remaining Balance                                                  0.00
                        Per $50,000 original principal amount of the Notes             0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                   637.50
                                Per $50,000 original principal amount of the Notes     0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                 11,747.71
                                Per $50,000 original principal amount of the Notes    11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                  0.00
                                Per $50,000 original principal amount of the Notes     0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                          376.74
                                Per $50,000 original principal amount of the Notes     0.369353

                    5.  Surety Provider Fee  (Pro Rata)                                3,732.92
                                Per $50,000 original principal amount of the Notes     3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                      0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                       0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                            0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                  0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                      0.00

           (c)     Amount in the Reserve Account                                   2,099,205.00

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                      0.00




(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                       0.00

         (b)    Amount in the Pre-Funding Account                                                   182,538.31

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                           0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                          (a) CLASS A-1 NOTES                                                             0.00
                          (b) CLASS A-1 NOTES (Only if Class___ Notes
                              have been paid in full)                                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                  0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                            2,751,176.40
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                              989,839.82
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                           4,267,368.97
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                            1,958,834.68
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                     365,853.07

(xix)     Parity Percentage                           Numerator               571,195,336.69
            as of         07/31/96                Denominator                 565,554,915.95            101.00%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                          21,888.97

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                          0.00


The Money Store, Inc.



By: \S\ Harry Puglisi
--------------------------
Harry Puglisi
Treasurer